UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 18, 2015

____________________

COMMUNITY SHORES BANK CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-51166	38-3423227
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1030 W. Norton Avenue, Muskegon, Michigan	49441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 18, 2015, Community Shores Bank Corporation amended its Convertible Secured Note Purchase Agreement and Secured Convertible Note (this "Amendment") with 1030 Norton LLC, a Michigan limited liability company owned by nine individuals; including three directors of the Company, Gary F. Bogner, Robert L. Chandonnet and Bruce J. Essex, one former director and five local businessmen. This Amendment changed the maturity date from March 31, 2015 to March 31, 2017. All other terms of the Convertible Secured Note Purchase Agreement and Convertible Note will remain the same.

This Amendment is included as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10. 1	Amendment to Convertible Secured Note Purchase Agreement and Secured Convertible Note dated March 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY SHORES BANK CORPORATION

By:	/s/ Tracey A. Welsh
Tracey A. Welsh
Senior Vice President,
Chief Financial Officer and Treasurer

Date: March 20, 2015

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EXHIBIT INDEX

Exhibit Number	Description

10. 1	Amendment to Convertible Secured Note Purchase Agreement and Secured Convertible Note dated March 18, 2015

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